EXHIBIT 10.1

AMENDMENT NO. 1 TO THE

TWIN VEE POWERCATS CO.

AMENDED AND RESTATED 2021 STOCK INCENTIVE PLAN

This Amendment No. 1 (the “Amendment”) to the Twin Vee PowerCats Co. Amended and Restated Stock Incentive Plan (the “Plan”), is hereby adopted this day of November 11, 2024, by the Board of Directors (the “Board”) of Twin Vee PowerCats Co. (the “Company”). All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings set forth in the Plan.

WITNESETH:

WHEREAS, the Company adopted the Plan for the purposes set forth therein; and

WHEREAS, pursuant to Section 17.2 of the Plan, the Board has the right to amend the Plan with respect to certain matters, provided that any increase in the number of shares of Common Stock available under the Plan shall be subject to the approval of the Company’s stockholders; and

WHEREAS, the Board has approved and authorized this Amendment to the Plan and has recommended that the stockholders of the Company approve this Amendment.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended, subject to and effective as of the date of stockholder approval hereof, in the following particulars:

The first sentence of Section 4.1(a) of the Plan is hereby amended so it reads in its entirety as follows:

“Subject to adjustment pursuant to Section 4.3 hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be 3,171,800 shares (the “Initial Limit”), all of which may, but need not, be issued in respect of Incentive Stock Options.”

Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan as amended shall remain in full force and effect.

The foregoing is hereby acknowledged as being Amendment No. 1 to the Twin Vee PowerCats Co. Amended and Restated Stock Incentive Plan, as adopted by the Board on August 23, 2024, and approved by the Company’s stockholders on November 11, 2024.

TWIN VEE POWERCATS CO.

By:	/s/ Joseph C. Visconti
Name:	Joseph C. Visconti
Title:	Chief Executive Officer